UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 25, 2013

RJO GLOBAL TRUST
(Exact name of registrant as specified in its charter)

Delaware	000-22887	36-4113382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o R.J. O’Brien Fund Management, LLC
222 South Riverside Plaza
Suite 900
Chicago, IL 60606
(Address of principal executive offices)

(312) 373-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The registrant does not have a board of directors.  The registrant’s managing owner, R.J. O’Brien Fund Management, LLC (the “Managing Owner”), is managed by a Board of Managers.

Effective, November 25, 2013, Annette Cazenave resigned as a Manager of the Board of Managers.

Effective November 25, 2013, Adam Cromell resigned his position as Chief Financial Officer of the Managing Owner.

Effective November 25, 2013, James Gabriele was appointed Chief Financial Officer of the Managing Owner.  He has served as a Manager of the Managing Owner since August 30, 2013. Mr. Gabriele joined RJO Holdings Corp., a principal of the Managing Owner, as Chief Financial Officer in September 2012. Prior to joining RJO Holdings Corp., Mr. Gabriele spent eight years in hedge fund administration, where he started his own company providing clients with full service back office outsourcing across numerous structures and asset classes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2013

RJO GLOBAL TRUST
(Registrant)

By:	/s/ Julie DeMatteo
Julie M. DeMatteo
Manager and Director
R.J. O’Brien Fund Management, LLC, Managing Owner